UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

Schedule 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

authID Inc.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

authID Inc.

2025

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

June 26, 2025

at 10:00 a.m. Eastern Time

Virtual Meeting to be Held by Webcast

authID Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 26, 2025

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of authID Inc. (“authID” or the “Company”) will be held virtually by webcast, on June 26, 2025, at 10:00 a.m. Eastern Time, to consider the below proposals. As in recent years, in order to provide safe and expanded access, improved communication, reduced environmental impact and cost savings, the Annual Meeting will be held in a virtual meeting format. You will need to register in advance to attend the meeting at authID 2025 Annual Shareholder Meeting Registration.

1.      To elect the ten director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.      To ratify the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025;

3.      To approve and ratify the authorization of an additional 295,000 shares of common stock for issuance under the 2024 Equity Incentive Plan; and

4.      To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTE AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” the directors set forth in Proposal 1 and “FOR” Proposals 2, 3, and 4. A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Annual Meeting.

As we did for the 2024 Annual Meeting, in order to provide safe and expanded access, improved communication, reduced environmental impact and cost savings we are pleased that for this year’s Annual Meeting we will again be hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions during the meeting. You will need to register by visiting: authID 2025 Annual Shareholder Meeting Registration at https://bit.ly/4iWtsCw prior to the meeting date and time described in the accompanying proxy statement. There is no physical location for the Annual Meeting.

We are pleased to embrace the latest technology to provide safe and expanded access, improved communication, reduced environmental impact and cost savings for our stockholders and the Company. If you plan to attend the meeting virtually on the Internet, please follow the registration instructions as outlined in this proxy statement.

However, whether or not you plan to attend the meeting virtually, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, please provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting virtually and wish to vote your shares personally, you may revoke your Proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 26, 2025. In addition to the copies you have received, the Proxy Statement and our 2024 Annual Report on Form 10-K to Stockholders are available at: www.investorvote.com/AUID.

By Order of the Board of Directors
/s/ Rhoniel A. Daguro
Rhoniel A. Daguro
Chief Executive Officer

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING VIRTUALLY, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

authID Inc.
1580 North Logan Street, Suite 660
Unit 51767
Denver, CO 80203
516-274-8700

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of authID Inc. (“authID” or the “Company”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) which will be held virtually via webcast on June 26, 2025, at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about May 16, 2025.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock virtually in person, or by delivering to the Corporate Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this Proxy Statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on May 5, 2025, will be entitled to receive notice of, attend virtually and vote at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

authID Inc. has furnished these materials to you in connection with the Company’s solicitation of proxies for use at the Annual Meeting of Stockholders to be held on June 26, 2025, at 10:00 a.m. Eastern virtually via webcast. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about May 16, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by registering at authID 2025 Annual Shareholder Meeting Registration at https://bit.ly/4iWtsCw in advance of the meeting. You also will be able to vote your shares online by going to www.investorvote.com/AUID.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10.00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the Internet?

Prior to the commencement of the meeting please go to authID 2025 Annual Shareholder Meeting Registration at https://edge.media-server.com/mmc/p/oewjnbxj. There you will be asked to register with your name, e-mail address and company details — or if none insert “Individual”.

We encourage stockholders to vote prior to the meeting but if you wish to vote on the day of the meeting you will be able to vote your shares online by going to www.investorvote.com/AUID and please follow the instructions in “How to Vote” below and on your Proxy Card.

Why are you holding a virtual meeting instead of a physical meeting?

In order to provide safe and expanded access for all stockholders, improved communication, reduced environmental impact and cost savings we are very pleased that for this year’s Annual Meeting will again be hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions during the meeting by registering in advance at: authID 2025 Annual Shareholder Meeting Registration at https://bit.ly/4iWtsCw prior to the meeting date and time described in the accompanying proxy statement. You will be able to vote your shares electronically by going to www.investorvote.com/AUID. There is no physical location for the Annual Meeting. If you plan to attend the meeting virtually on the Internet, please follow the registration instructions as outlined in this proxy statement.

Notice of Internet Availability (Notice and Access)

Instead of mailing a printed copy of our proxy materials to each shareholder, we are furnishing proxy materials via the Internet. This reduces both the costs and the environmental impact of sending our proxy materials to our shareholders. If you received a “Notice of Internet Availability,” you will not receive a printed copy of the proxy materials unless you specifically request a printed copy. The Notice of Internet Availability will instruct you how to access and review all of the important information contained in the proxy materials. The Notice of Internet Availability also instructs you how to submit your proxy on the Internet and how to vote by telephone.

If you would like to receive a printed or emailed copy of our proxy materials, you should follow the instructions for requesting such materials included on the documents you received. In addition, if you received paper copies of our proxy materials and wish to receive all future proxy materials, proxy cards and annual reports electronically, please follow the electronic delivery instructions on the documents you received. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and environmental impact of our annual shareholder meetings.

This proxy statement will first be made available to our shareholders this Proxy Statement and the form of proxy relating to the 2025 Annual Meeting filed with the SEC on May 16, 2025.

What is included in these materials?

These materials include:

•        this Proxy Statement for the Annual Meeting; and

•        the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

What is the proxy card?

The proxy card enables you to appoint Edward Sellitto, our Chief Financial Officer, and Graham Arad, our General Counsel and Company Secretary, as your representatives at the Annual Meeting. By completing and returning a proxy card, or by voting electronically or by telephone you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card (or submitted electronically or by telephone). This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including:

(i)     The election of ten persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified;

(ii)    Ratification of the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025; and

(iii)   approval and ratification of the authorization of an additional 295,000 shares of common stock for issuance under the 2024 Equity Incentive Plan.

In addition, management will respond to questions from stockholders.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one-third of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there were 13,070,680 shares of authID common stock issued and outstanding. Thus, the presence of the holders of common stock representing at least 4,481,247 votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Our stockholders may hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

How can I get electronic access to the proxy materials?

In addition to the copies of this proxy that you may receive, the Notice of Internet Availability provides you with instructions regarding how to:

•        view the Company’s proxy materials for the Annual Meeting on the Internet at www.investorvote.com/AUID;

•        request hard copies of the materials; and

•        instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholder of Record

If on May 5, 2025, your shares were registered directly in your name with our transfer agent, Computershare Trust Company N.A., you are considered a stockholder of record with respect to those shares, and the Notice of Internet Availability, or Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares via the Internet or by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on May 5, 2025, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting & Proxy statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record.    If you are a stockholder of record, you may vote by any of the following methods:

•        Via the Internet.    You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•        By Telephone.    You may vote by calling the toll free number found on the Proxy Card.

•        By Mail.    You may vote by completing, signing, dating and returning your Proxy Card in the pre-addressed, postage-paid envelope provided.

•        In Person Virtually.    You may attend and vote at the Annual Meeting virtually. When you log on to the Webcast there will be instructions about how to vote.

Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•        Via the Internet.    You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•        By Telephone.    You may vote by proxy by calling the toll-free number found on the vote instruction form.

•        By Mail.    You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•        In Person Virtually.    If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. When you log on to the Webcast there will be instructions about how to vote.

How will my vote be counted if I have not yet exchanged my stock certificate for new Common Shares?

On June 14, 2021 we completed a 1-for-30 reverse stock split of our shares of common stock and on June 26, 2023 we completed a 1-for-8 reverse stock split of our shares of common stock. Upon implementation of each reverse split, all stockholders were notified and encouraged to exchange their old paper stock certificates for new shares of common stock in electronic book entry form. If you have not yet exchanged your certificate you will still be able to vote your shares and your votes will be counted on a “as exchanged”, post-split basis as of the record date May 5, 2025.

We encourage you to exchange your old paper certificate for new electronic shares, using the exchange form provided. If you have lost your certificate or the exchange form, or have any questions about the exchange process, please contact Computershare at +1- 877-373-6374 (U.S.) +1-781-575-3100 (Outside the US), via the website http://www.computershare.com/investor or by e-mail to web.queries@computershare.com.

What are abstentions and broker non-votes?

While the inspector of elections will treat shares represented by proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers (see What happens if I do not give specific voting instructions). As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter.

What happens if I do not give specific voting instructions?

Stockholders of Record.    If you are a stockholder of record and you:

•        indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•        sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but not on non-routine matters. Under New York Stock Exchange (“NYSE”) rules, if your shares are held by a member organization, as that term is defined under NYSE rules, responsibility for making a final determination as to whether a specific proposal constitutes a routine or non-routine matter rests with that organization, or third parties acting on its behalf.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•        for election of the ten director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

•        for ratification of the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025;

•        for the approval and ratification of the authorization of an additional 295,000 shares of common stock for issuance under the 2024 Equity Incentive Plan

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are proxy materials delivered to households?

Only one copy of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2024 or this Proxy Statement, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2024 or this Proxy Statement, as applicable. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report on Form 10-K and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report on Form 10-K and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to authID Inc.,1580 North Logan Street, Suite 660, Unit 51767, Denver, Colorado 80203; Attention: Corporate Secretary.

Interest of Officers and Directors in matters to be acted upon

Except for the election to our Board of the nominees set forth herein, and the right for non-employee directors to receive additional option grants following the approval of the increase in the number of shares of common stock that may be issued under the 2024 Equity Incentive Plan, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

How much stock is owned by 5% stockholders, directors, and executive officers?

The following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of authID’s outstanding common stock, the Company’s directors, the Company’s executive officers, and the directors and executive officers as a group as of May 5, 2025, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

The following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of authID’s outstanding common stock, the Company’s directors, the Company’s executive officers, and the directors and executive officers as a group as of May 5, 2025, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name	Position	Number of Shares of Common Stock		Percentage of Common Stock(1)
Officers and Directors
Rhoniel A. Daguro	Director, CEO	466,181	(2)	3.4%
Thomas R. Szoke	Director, CTO	134,382	(3)	1.0%
Michael C. Thompson	Director	108,158	(4)	*
Ken Jisser	Director	75,956	(5)	*
Michael L. Koehneman	Director	43,612	(6)	*
Jacqueline L. White	Director	42,112	(7)	*
Edward Sellitto	CFO	38,294	(8)	*
Erick Soto	CPO	25,001	(9)	*
Kunal Mehta	Director	22,138	(10)	*
Total Officers and Directors		956,463		7.2%
5% Stockholders
Stephen J. Garchik	Stockholder	1,456,808	(11)	11.2%
Philip Broenniman	Stockholder	664,866	(12)	5.1%
Total Officers, Directors and 5% Stockholders		3,078,137		23.5%

____________

*        Represents less than 1% of the Company’s issued and outstanding shares of common stock.

(1)      Applicable percentage ownership is based on 13,070,680 shares of common stock outstanding as of May 5, 2025. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of the reference date of this table are deemed to be beneficially owned by the person holding such securities for computing the percentage of ownership of such person, but are not treated as outstanding for computing the percentage ownership of any other person. Options or warrants which are not vested, or expected to be vested as of July 5, 2025, are referenced in the footnotes below for the sake of completeness, but are not included in the figures in the above table.

(2)      Includes (i) 24,833 shares of common stock, (ii) a stock option to purchase 306,875 shares of common stock at an exercise price of $3.176 vesting subject to achievement of performance and service conditions, and (iii) a stock option to purchase 183,125 shares of common stock at an exercise price of $5.48 vesting subject to achievement of performance and service conditions. A total of 441,348 of the stock options will be vested as of July 5, 2025.

(3)     Includes (i) 15,518 shares of common stock, (ii) 12,500 shares of common stock held by Mrs. Szoke, (iii) a stock option to acquire 41,667 shares of common stock at an exercise price of $108.00 per share, (iv) a stock option to acquire 4,166 shares of common stock at an exercise price of $57.60 per share, (v) a stock option to acquire 12,500 shares of common stock at an exercise price of $2.64 per share vesting subject to achievement of performance and service conditions, (vi) a stock option to acquire 50,000 shares of common stock at an exercise price of $5.48 per share vesting subject to achievement of performance and service conditions, and (vii) a stock option to acquire 5,000 shares of common stock at an exercise price of $9.25 per share. A total of 106,364 of the stock options will be vested as of July 5, 2025.

(4)      Includes (i) 83,667 shares of common stock, (ii) a stock option to acquire 12,500 shares of common stock at an exercise price of $2.64 per share which vest over a three-year period after each Annual Meeting subject to continued service, (iii) a stock option to acquire 3,125 shares of common stock at an exercise price of $5.48 per share, and (iv) a stock option to acquire 15,627 shares of common stock at an exercise price of $8.67 per share, which vest over a period of 12 months. A total of 24,481 of the stock options will be vested as of July 5, 2025.

(5)      Includes (i) 51,475 shares of common stock, (ii) a stock option to acquire 12,500 shares of common stock at an exercise price of $2.64 per share which vest over a three-year period after each Annual Meeting subject to continued service, (iii) a stock option to acquire 3,125 shares of common stock at an exercise price of $5.48 per share, and (iv) a stock option to acquire 15,627 shares of common stock at an exercise price of $8.67 per share, which vest over a period of 12 months. A total of 24,481 of the stock options will be vested as of July 5, 2025.

(6)      Includes (i) 1,471 shares of common stock, (ii) 29 shares of common stock held by Mrs. Koehneman, (iii) a stock option to acquire 7,813 shares of common stock at an exercise price of $62.40 per share, which vest over a three-year period after each Annual Meeting subject to continued service, (iv) a stock option to acquire 1,280 shares of common stock at $121.28 per share, (v) a stock option to acquire 4,371 shares of common stock at $24.24 per share, (vi) a stock option to acquire 15,625 shares of common stock at an exercise price of $5.48 per share, and (vii) a stock option to acquire 15,627 shares of common stock at an exercise price of $8.67 per share, which vest over a period of 12 months. A total of 42,112 of the stock options will be vested as of July 5, 2025.

(7)      Includes (i) a stock option to acquire 7,813 shares of common stock at an exercise price of $62.40 per share, which vest over a three-year period after each Annual Meeting subject to continued service, (ii) a stock option to acquire 1,280 shares of common stock at $121.28 per share, and (iii) a stock option to acquire 4,371 shares of common stock at $24.24 per share, and (iv) a stock option to acquire 15,625 shares of common stock at an exercise price of $5.48 per share, and (v) a stock option to acquire 15,627 shares of common stock at an exercise price of $8.67 per share, which vest over a period of 12 months. A total of 42,112 of the stock options will be vested as of July 5, 2025.

(8)      Includes (i) an option to purchase 50,000 shares of common stock at an exercise price of $8.87 vesting subject to achievement of performance and service conditions, and (ii) a stock option to acquire 7,000 shares of common stock at an exercise price of $9.25 per share. A total of 38,924 of the stock options will be vested as of July 5, 2025.

(9)      Includes (i) 1 share of common stock, and (ii) a stock option to acquire 100,000 shares of common stock at an exercise price of $6.94 per share, which vest over a period of 36 months. A total of 25,000 of the stock options will be vested as of July 5, 2025.

(10)    Includes (i) 4,167 shares of common stock, (ii) a stock option to acquire 12,500 shares of common stock at an exercise price of $7.78 per share, which vest over a three-year period after each Annual Meeting subject to continued service, (ii) a stock option to acquire 782 shares of common stock at an exercise price of $7.78 per share, and (iii) a stock option to acquire 15,627 shares of common stock at an exercise price of $8.67 per share, which vest over a period of 12 months. A total of 17,971 of the stock options will be vested as of July 5, 2025.

(11)    Includes (i) 1,123,563 shares of common stock held by Mr. Garchik personally, (ii) 170,834 shares of common stock held by the Garchik 2019 Irrevocable Trust (“2019 Trust”) of which Mr. Garchik is a trustee and beneficiary, (iii) 4,367 shares of common stock held by Garchik Universal Limited Partnership, which Mr. Garchik jointly controls with his sister, (iv) 147,627 shares of common stock held by the Marla Garchik 2020 Irrevocable Trust (the “2020 Trust”) of which Mr. Garchik is a beneficiary, and (v) a common stock purchase warrant to acquire 10,417 shares of common stock at $36.00 per share held by the 2019 Trust.

(12)    Includes (i) 79,889 shares of common stock, (ii) a stock option to purchase 69,445 shares of common stock at a price of $16.80 per share, (iii) a stock option to purchase 47,917 shares of common stock at a price of $57.60 per share which vest upon meeting performance criteria. The performance criteria have not been met as of March 10, 2025 and the options are not expected to be vested by May 9, 2025 (iv) common stock purchase warrants to acquire 1,094 shares of common stock at $21.12 per share, and (v) 458,883 shares of common stock held by Varana Capital Focused L.P. (“VCFLP”). Mr. Broenniman is the Managing Partner of Varana Capital, LLC, which, in turn, is the investment manager of and has dispositive control over the shares held by VCFLP. By virtue of these relationships, in addition to the shares he holds personally, Mr. Broenniman may be deemed to beneficially own the shares held by VCFLP.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The current Directors and Officers of the Company are as follows:

Name	Age	Position (s) and Offices Held
Rhoniel A. Daguro(2)	50	Director and Chief Executive Officer
Edward C. Sellitto	40	Chief Financial Officer
Thomas R. Szoke	60	Director, Chief Technology Officer
Erick Soto	37	Chief Product Officer
Ken Jisser	47	Director
Kunal Mehta(3)	56	Director
Michael L. Koehneman*(1)(2)	64	Director
Michael C. Thompson(1)(2)(3)	64	Director
Jacqueline L. White*(1)(3)	61	Director

____________

*        denotes Committee Chair

(1)      Audit Committee

(2)      Governance Committee

(3)      Compensation Committee

Rhoniel A. Daguro

Mr. Daguro joined our company as a director on March 9, 2023 and was appointed CEO on March 23, 2023. He has over 20 years of sales, marketing, technology, and venture capital experience. He has built multiple profitable software and professional services firms. Most recently, from 2018 to 2022, he served as the Chief Revenue Officer of Socure Inc. Prior to that, Mr. Daguro held various executive sales positions with Persistent Systems, Hortonworks, and Oracle.

Edward C. Sellitto

Mr. Sellitto joined authID as Chief Financial Officer of the Company on August 15, 2023. Mr. Sellitto has over 15 years of experience in Financial Management and Revenue Operations roles supporting a wide range of industries and company sizes, from startups to Fortune 100 organizations. Most recently, from December 2022 through present, he served as Vice President, Revenue Operations at Zero Hash, a Digital Asset-as-a-Service infrastructure provider. From February 2022 through December 2022, Mr. Sellitto served as the Head of Go-To-Market Financial Planning and Analysis for Sprinklr (NYSE: CXM) and held various roles including Director — Sales Operations and VP — Revenue Operations with Source from May 2019 through February 2022. Further, from 2018 to 2019, Mr. Sellitto served as the Director — Sales Operations for SmartSource Rentals. Ed holds an MBA in Corporate Finance and Strategy from the Stern School of Business at New York University.

Thomas R. Szoke

Mr. Szoke is a co-founder of authID and has over 35 years of executive management, solutions engineering, and operations management experience in Government Security, Identity Access Management and SaaS solutions industries. He rejoined the Company as a Director on March 9, 2023 and in April 2023 became the Company’s Chief Technology Officer. Mr. Szoke previously served as a Director and the Company’s Chief Solutions Architect and has held several other executive positions since its inception, from 2013 through 2021. He has also expanded the Company’s market presence and product portfolio through technological innovation and global strategic partnerships. Mr. Szoke has been issued several US and international patents focused on identity solutions and has pioneered the concept and development of different product lines for the Company including its Multi-Factor Out-of-Band Identity and Transaction Authentication Platform. From 2021 to 2023, he was an independent consultant for the Company and others.

Erick Soto

Mr. Soto joined authID as Chief Product Officer of the Company on September 23, 2024. Mr. Soto is a seasoned product leader with over 15 years of experience in product management within the fintech and identity industries. Mr. Soto most recently served as Chief Product Officer at Oxygen Health, a provider of health benefit plans, from September 2023, through August 2024. From September 2022 to August 2023, Mr. Soto was Chief Product Officer — New Digital Initiatives at BBVA, the global financial services group. Prior to that from April 2018 to July 2022, Erick was VP of Product at Socure, a provider of identity verification and fraud prevention solutions.

Ken Jisser

Mr. Jisser joined authID on March 9, 2023. He is the Founder & CEO of The Pipeline Group, Inc., a technology-enabled services company that aims to deliver business results for companies looking to build predictable and profitable pipeline. Mr. Jisser founded the company in his garage in 2017, and it reached #415 among the fastest growing private companies in America, according to Inc. Magazine rankings published in 2021. Prior to that, Mr. Jisser served as GTM Advisor at Druva Inc., where he rebuilt the global inside sales team.

Michael L. Koehneman

Mr. Koehneman joined our company as a Director on June 9, 2021. Mr. Koehneman previously held various positions at Pricewaterhouse Coopers, a global accounting firm, through 2020, including the Global Advisory Chief Operating Officer and Human Capital Leader from 2016 through 2019, the U.S. Advisory Operations Leader from 2005 through 2016 responsible for the oversight of Advisory services for PwC, including business unit performance, finance, investments, human resources, acquisitions, and administration, and the Lead Engagement Partner for Financial Statement Audits and Internal Control and Security Reviews from 1993 through 2004 for several public and private company audits. Since 2020 he has also served as a director and member of the Audit Committee of Aspen Group, Inc.

Kunal Mehta

Mr. Mehta became a Director of the Company on March 25, 2024. Mr. Mehta has over 25 years of experience building value-creation programs for private equity firms and industry experience scaling global revenue operations, marketing, and sales programs for several of the biggest names in the technology space. In January 2025, Mr. Mehta joined LaunchQ Inc. (dba TPG Technologies), a go-to-market technology company, as CEO. From 2022-2024, he was an Expert Partner at Boston, Massachusetts-based Bain & Company, working with a number of Private Equity firms to accelerate Go To Market (GTM) value creation. Between Sept 2019 and March 2022, he built the Go To Market (GTM) Center of Excellence at Menlo Park, CA-based Technology Crossover Ventures (TCV). From September 2018 to March 2019, Mr. Mehta worked at Druva, a private equity backed portfolio company as VP of Sales Strategy and Operations. Mr. Mehta began his management career at Hewlett-Packard, progressing through a series of solutions, marketing, and enablement roles with increasing responsibility. Mr. Mehta earned his MBA in Management of Information Systems, BA in Economics from The George Washington University in Washington, DC, and MHS in Health Finance & Management from Johns Hopkins.

Michael C. Thompson

Mr. Thompson joined the Company as a Director on March 9, 2023. He has over 38 years of domestic and international experience in publicly traded and private equity backed consumer and commercial businesses. Since 2022, Mr. Thompson has been a partner at Hemingway Capital, an operationally focused private equity firm. Previously, he served as Chief Executive Officer for companies in the bedding (Corsicana Mattress from 2018 to 2022), polyurethane foam and pet products industries and was an operating executive for two leading middle-market private equity firms. Mr. Thompson has also held executive positions with Rubbermaid Commercial Products, Merillat Industries, a division of Masco Corporation, and Black+Decker, and began his career with Sunbeam Appliance Company.

Jacqueline L. White

Ms. White joined our company as a Director on June 9, 2021. Ms. White has been a leader in enterprise technology software and IT consulting for the past 25 years. Ms. White has held global positions at SAP, Oracle, and Accenture, always leading diverse, high performing organizations around the world. In May 2023 Ms. White became President of i2C Inc, which operates a global payments and digital banking platform. Prior to that, Ms. White joined the Executive Management Team of Temenos AG (Six: TEMN), a company specializing in enterprise software for banks and financial services, as the President of the Americas Region in January 2021. Ms. White led the Banking & Capital Markets line of business of DXC Technology Co. (NYSE: DXC) as Senior Vice President and Practice Lead from September 2019 to January 2021. From January 2018 through September 2019, Ms. White served as the Chief Revenue Officer of Saltstack, a VM Ware Company, and from January 2015 through January 2018 as Global Senior Vice President Global FSI Consulting for SAP (NYSE: SAP). Prior to joining SAP, Ms. White held various positions with Accenture Services Pvt. Ltd., Oracle, BearingPoint and Novell. Ms. White was named by Utah Business Magazine as “Top Executives to Watch” in July 2020. Ms. White received a BA in Comparative Literature from Brigham Young University and a Leadership Certificate from Boston University.

Board & Committees

Board meetings during calendar year ended 2024

During 2024, the Board of Directors held nine meetings as well as committee meetings, as outlined below. Each director attended all of the meetings of the Board and all of the meetings held by all committees on which such director served, apart from one Board meeting which one director was not able to attend. The Board and the Pricing Committee that was formed for the purposes of approval of the funding transaction in June 2024 also approved certain actions by unanimous written consent.

Committees established by the Board

The Board of Directors has standing Audit, Compensation, and Governance Committees. Information concerning the function of each Board committee follows.

Audit Committee

The Audit Committee is responsible for overseeing management’s implementation of effective internal accounting and financial controls, supervising matters relating to audit functions, reviewing and setting internal policies and procedures regarding audits, accounting and other financial controls, reviewing the results of our audit performed by the independent public accountants, and evaluating and selecting the independent public accountants. The Audit Committee has adopted an Audit Committee Charter which is posted on the Corporate Governance page under the tab labeled “Board Committees” on our Investor Relations website at https://investors.authid.ai. The Board has designated the Chair of the Committee as the “audit committee financial expert” as defined by the SEC. During 2024, the Audit Committee held four meetings. The Committee also approved certain actions by unanimous written consent.

Compensation Committee

The Compensation Committee determines matters pertaining to the compensation of our named executive officers and administers our stock option and incentive compensation plans. The Compensation Committee has adopted a Compensation Committee Charter which is posted on the Corporate Governance page under the tab labeled “Board Committees” on our Investor Relations website at https://investors.authid.ai. During 2024, the Compensation Committee held two meetings and also approved certain actions by unanimous written consent.

Governance Committee

The Governance Committee is responsible for considering potential Board members, nominating Directors for election to the Board, implementing the Company’s corporate governance policies, recommending compensation for the Board and for all other purposes outlined in the Governance Committee Charter, which is posted on the Corporate Governance page under the tab labeled “Board Committees” on our Investor Relations website at https://investors.authid.ai. During 2024, the Governance Committee held one meeting.

Nomination of Directors

As provided in its charter, the Governance Committee is responsible for identifying individuals qualified to become directors. The Governance Committee seeks to identify director candidates based on input provided by a number of sources including (1) the Governance Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chair of the Board, and (5) third parties such as service providers. In evaluating potential candidates for director, the Governance Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•        high personal and professional ethics and integrity;

•        the ability to exercise sound judgment;

•        the ability to make independent analytical inquiries;

•        a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•        the appropriate and relevant business experience and acumen.

Ultimately director nominees are selected by a majority of the independent Directors constituting a majority of the Board’s independent Directors in a vote in which only independent Directors participate.

Except as set forth below, during the year ended December 31, 2024, there have been no material changes to the procedures by which security holders may recommend nominees to our board of directors.

Legal Proceedings

There are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors.

Board Leadership Structure and Role in Risk Oversight

The Board recognizes that the leadership structure and combination or separation of the CEO and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed the Board the flexibility to establish the most appropriate structure for the Company at any given time.

In June 2021, the Board elected to separate the role of Chief Executive Officer and Chairman of the Board of Directors. Currently, Mr. Daguro serves as the Chief Executive Officer and Mr. Koehneman serves as the Lead Independent Director. Mr. Trelin resigned as Chairman of the Board effective February 20, 2024 and the Company has not yet appointed another permanent Chair at this time and Mr. Daguro chairs meetings of the Directors. The Board believes that the separation of the Chairman of the Board and CEO roles currently provides the most efficient and effective leadership model for the Company as it encourages free and open dialogue regarding competing views and provides for strong checks and balances. Specifically, the balance of powers among our CEO and the Lead Independent Director facilitates the active participation of all directors and enables the Board to provide more effective oversight of management. In addition, the Board believes that this separation enables our CEO to focus on the management and operations of our business and the development and implementation of strategic initiatives, while our Lead Independent Director leads the Board in the performance of its responsibilities.

The Board, led by the Audit Committee, is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board at Board meetings include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility.

Legal Proceedings

There are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors.

Family Relationships

There are no family relationships among our directors and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers has:

•        Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•        Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•        Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•        Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•        Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

To our knowledge, none of our directors and executive officers has at any time been subject to any proceedings:

•        that were initiated by any regulatory, civil or criminal agency

•        in which claims alleging fraud were asserted and seeking damages in excess of $100,000

Code of Ethics

We have adopted a Code of Business Conduct and Ethics Policy (the “Code of Ethics”) that applies to all directors and officers, which is posted on the Corporate Governance page under the tab labeled “Board Committees” on our Investor Relations website at https://investors.authid.ai. The Code of Ethics describes the legal, ethical and regulatory standards that must be followed by the directors and officers of the Company and sets forth high standards of business conduct applicable to each director and officer. As adopted, the Code of Ethics sets forth written standards that are designed to deter wrongdoing and to promote, among other things:

•        honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•        compliance with applicable governmental laws, rules and regulations;

•        the prompt internal reporting of violations of the Code of Ethics to the appropriate person or persons identified in the code; and

•        accountability for adherence to the Code of Ethics.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of our common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2024 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that one director filed Form 3 late and another director filed two Forms 4 late.

Equity Award Grant Practices

Equity awards are made by the Compensation Committee, are discretionary and are not granted to executive officers and employees at any specific time in the year. In April 2024 the Board adopted a Policy on Granting Equity Awards (“Equity Policy”). Under the Equity Policy, awards to employees shall be made on a date when the Company’s insider trading window is “open” (i.e., when the Company is not in possession of material non-public information), and which is at least three business days after the most recent release of the Company’s quarterly or annual earnings, or Form 8-K Current Report that discloses material non-public information. With respect to grants made to executive officers, and new hires who will become executive officers the Company shall not grant and/or price of stock options or other incentive securities under any securities-based compensation arrangement of the Company during the period beginning four (4) business days before and ending one (1) business day after the filing by the Company of a Form 10-Q Quarterly Report, Form 10-K Annual Report or Form 8-K Current Report that discloses material non-public information (other than a current report on Form 8 — K disclosing a material new option award grant under Item 5.02(e) of that form). Grants of stock options to new hires (other than those who will become Section 16 officers), will not be subject to the same restrictions but will be made on the later of the date of approval of the grant by the Compensation Committee and the date of commencement of employment.

Annual grants of equity awards to members of the Board shall be effective within three business days after the date of the Annual Stockholders Meeting at which such Director is elected or re-elected (subject that being in an open period in accordance with the previous paragraph). For Directors appointed other than at an Annual Stockholders Meeting, initial grants of equity awards shall be effective on the date the Director is appointed (subject that being in an open period in accordance with the previous paragraph).

In each case where applicable, the exercise/grant price for an award will be equal to the closing market price of our common stock on the grant date.

Compensation of Directors

The following table sets forth the compensation of non-management Directors earned during the year ended December 31, 2024.

Compensation of Directors

	Year	Cash Compensation ($)	Option Awards ($)	Total ($)
Michael Koehneman, Board Member	2024	10,000	113,559	123,559
Jacqueline White, Board Member	2024	10,000	113,559	123,559
Michael Thompson, Board Member	2024	8,000	113,559	121,559
Ken Jisser, Board Member	2024	8,000	113,559	121,559
Kunal Mehta, Board Member	2024	6,151	200,968	207,119

In August 2024, the Board approved that the compensation policy for non-employee directors be amended as follows:

•        That annual cash compensation payable to each non-employee Director of $8,000 (or $10,000 for Committee chairs), paid quarterly; and

•        That with respect to the year awards to be made following the 2024 Annual Meeting, each non-employee director be awarded options to purchase shares of Common Stock (“Shares”) equivalent in value to $117,000 for the current year, to be granted following the Annual Meeting (and subject to the stockholder approval of the 2024 Plan).

EXECUTIVE COMPENSATION

Executive Compensation

The below table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to (i) all individuals serving as the Company’s principal executive officers or acting in a similar capacity during the last completed fiscal year, regardless of compensation level, and (ii) the Company’s two most highly compensated executive officers other than the principal executive officers serving at the end of the last completed fiscal year (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Title	Year	Salary ($)	Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Rhoniel Daguro	2024	400,000	—	—	300,000	13,800	713,800
CEO(1)	2023	310,769	—	1,185,100	225,000	8,000	1,728,869

Edward Sellitto	2024	275,000	165,000	—	—	9,964	449.964
CFO(2)	2023	94,712	57,123	315,303	—	2,188	469,326

Erick Soto	2024	88,750	17,760	571,323	—	1,625	679,458
Chief Product Officer(3)	2023	—	—	—	—	—	—

____________

(1)      Mr. Rhoniel A. Daguro, a director of the Company, was hired as Chief Executive Officer of the Company in consideration of an initial annual salary of $400,000. Mr. Daguro will be eligible for an annual target bonus of up to $375,000 based on performance milestones. For the period beginning April 1, 2023, and ending March 31, 2025, a bonus amount of $75,000 shall be payable upon the Company achieving increments of $1,000,000 in total contract value of all customer agreements less claw backs (“Bookings”) up to an aggregate of $5,000,000 in Bookings. Above $5,000,000 a bonus amount of $75,000 shall be payable upon the Company achieving increments of $4,000,000 in total contract bookings up to an aggregate of $17,000,000. Mr. Daguro has earned a bonus of $300,000 in 2024 for non-equity incentive compensation based on Bookings in 2024 and has earned $225,000 in 2023 based on bookings signed in 2023. For subsequent years, Mr. Daguro and the Compensation Committee of the Board will mutually agree as to the performance targets to earn for the annual bonus. Additionally, the Company provided Mr. Daguro with an initial grant of options (“Initial Grant”) to purchase 306,875 shares of common stock for a period of ten years vesting subject to achievement of performance and service conditions, at an exercise price of $3.176 per share. Pursuant to his offer letter the Company granted Mr. Daguro additional options to acquire 183,125 shares of common stock for a period of ten years vesting subject to achievement of performance and service conditions (the “Additional Grant”) at an exercise price of $5.48 per share. The aggregate grant date fair market value of Mr. Daguro’s stock options was $1,185,100. Mr. Daguro has not exercised or realized a gain on his vested stock options as of the date of this report’s submission. All other compensation is primarily the Company’s 401(k) match.

The Company also entered an Executive Retention Agreement with Mr. Daguro, pursuant to which the Company agreed to provide specified severance and bonus amounts and to accelerate the vesting on his equity awards upon termination upon a change of control or an involuntary termination, as each term is defined in the agreement. In the event of a termination upon a change of control or an involuntary termination, Mr. Daguro is entitled to receive an amount equal to 100% of his base salary, the actual bonus earned but unpaid for the previous year and any bonus that was earned but unpaid prior to the termination date. Further, upon termination upon a change of control or an involuntary termination, the Company will reimburse Mr. Daguro for the cost of continuation of health coverage for Mr. Daguro and his eligible dependents pursuant to COBRA until the earlier of 12 months following the termination date, the date Mr. Daguro and his dependents are eligible for health coverage from a new employer or the date Mr. Daguro and his eligible dependents are no longer eligible for COBRA.

Additionally, Mr. Daguro prior to being appointed as Chief Executive Officer received $2,000 for Director’s Compensation in 2023.

(2)      Mr. Edward Sellitto was hired as Chief Financial Officer of the Company on July 31, 2023 in consideration of an annual salary of $250,000. As of January 1, 2024, Mr. Sellitto’s annual salary was increased to $275,000. Mr. Sellitto will be eligible for an annual target bonus of up to 60% of base salary based on achievement of performance milestones, as Mr. Sellitto and the Compensation Committee of the Board, will mutually agree for each year. The target bonus for the 2024 year is $165,000 and the target bonus for the 2023 year was pro-rated to be $57,123. At the outset of employment, Mr. Sellitto was provided with a grant of options to purchase 50,000 shares of common stock vesting subject to achievement of performance and service conditions at an exercise price of $8.87, with an exercise period of 10 years. The grant date fair market value of the option grant was $260,500. The employment of Mr. Sellitto will be at will and may be terminated at any time, with or without formal cause. Additionally, on December 21, 2023, the Company granted Mr. Sellitto options to acquire 7,000 shares of common stock at an exercise price of $9.25 for ten years, vesting over twelve months. The grant date fair market value of the option grant was $54,803. Mr. Sellitto has not exercised or realized a gain on his vested stock options as of the date of the submission of this report. All other compensation is primarily the Company’s 401(k) match.

(3)      Mr. Erick Soto was hired as Chief Product Officer on September 23, 2024 in consideration of an annual salary of $325,000. Mr. Soto will be eligible for an annual target bonus of up to 20% of base salary based on achievement of performance milestones. The target bonus for the 2024 year was pro-rated and is $17,760. At the outset of employment, Mr. Soto was provided with a grant of options to purchase 100,000 shares of common stock vesting subject to achievement of performance and service conditions at an exercise price of $6.94, with an exercise period of 10 years. The grant date fair market value of the option grant was $571,323.

The Company also entered an Executive Retention Agreement with Mr. Soto, pursuant to which the Company agreed to provide specified severance and bonus amounts and to accelerate the vesting on his equity awards upon termination upon a change of control or an involuntary termination, as each term is defined in the agreement. In the event of a termination upon a change of control or an involuntary termination, Mr. Soto is entitled to receive an amount equal to 100% of his base salary.

Mr. Thomas R. Szoke, a director of the Company agreed to serve as Chief Technology Officer of the Company on April 12, 2023 in consideration of an initial annual salary of $250,000. Mr. Szoke received an initial signing bonus of $20,833 and will be eligible for an annual target bonus of up to $200,000 based on performance milestones. For the period ending March 31, 2024, a bonus amount of $40,000 shall be payable upon the Company achieving increments of $1,000,000 in total contract value of all customer agreements less claw backs (“Bookings”) up to an aggregate of $5,000,000 in Bookings. Mr. Szoke has earned a bonus of $120,000 in 2023 for non-equity incentive compensation based on Bookings in 2023. For subsequent years, Mr. Szoke and the Compensation Committee of the Board will mutually agree as to the performance targets to earn for the annual bonus.

The vesting criteria of Mr. Szoke’s Stock Options to acquire 12,500 shares of common stock previously granted to Mr. Szoke on March 14, 2023 (the “Original Grant”) were amended pursuant to an Amended and Restated Stock Non-Statutory Option Agreement providing for vesting subject to achievement of performance and service conditions. All other terms of the Original Grant were not changed. On June 28, 2023, the Company made an additional grant of options to Mr. Szoke to acquire 50,000 shares of common stock at the exercise price of $5.48 per share for a period of ten years vesting subject to achievement of performance and service conditions. The aggregate grant date fair market value of the option grants was $182,000.

The Company also entered an Executive Retention Agreement with Mr. Szoke, pursuant to which the Company agreed to provide specified severance and bonus amounts and to accelerate the vesting on his equity awards upon termination upon a change of control or an involuntary termination, as each term is defined in the agreement. In the event of a termination upon a change of control or an involuntary termination, Mr. Szoke is entitled to receive an amount equal to 100% of his base salary, the actual bonus earned but unpaid for the previous year and any bonus that was earned but unpaid prior to the termination date. Further, upon termination upon a change of control or an involuntary termination, the Company will reimburse Mr. Szoke for the cost of continuation of health coverage for Mr. Szoke and his eligible dependents pursuant to COBRA until the earlier of 12 months following the termination date, the date Mr. Szoke and his dependents are eligible for health coverage from a new employer or the date Mr. Szoke and his eligible dependents are no longer eligible for COBRA.

On October 6, 2023, the Board adopted the Company’s Policy for the Recovery of Erroneously Awarded Compensation, in accordance with Nasdaq Rule 5608 (“Clawback Policy”). The Clawback Policy provides for the reasonably prompt recovery by the Company of Incentive Based Compensation paid to a Covered Person (an executive officer and certain other specified senior employees), to the extent erroneously awarded, following an Accounting Restatement by the Company. The Clawback Policy applies to all Incentive Based Compensation paid after the date of adoption of the Clawback Policy. (All capitalized terms in this paragraph are as defined in the Clawback Policy). The foregoing description of the Clawback Policy is not complete and is qualified in its entirety by reference to the full text of the Clawback Policy which was filed as an exhibit to the Quarterly Report on Form 10-Q for the period ended September 30, 2023 and is incorporated by reference herein.

Other than the 401(k) retirement plan which allows employer match of 100% of up to 3% employee 401(k) payroll contribution and 50% of 3%-5% employee 401(k) payroll contribution, the Company currently has no other retirement, pension, or profit-sharing plan covering its officers and directors. The Company provides medical benefits on a cost sharing basis and has a dental plan which is fully paid by the employees. (See “Executive Agreements” below.)

During the calendar year ended December 31, 2024, the following grants were made to named executive officers:

•        The Company granted Mr. Soto stock options to acquire 100,000 shares of common stock that vest over a 3 year period. See above for additional disclosure.

During the calendar year ended December 31, 2023, the following grants were made to named executive officers:

•        The Company granted Mr. Daguro stock options to acquire 490,000 shares of common stock that vest upon the achievement of performance and service conditions. See above for additional disclosure.

•        The Company granted Mr. Sellitto stock options to acquire 50,000 shares of common stock that vest upon the achievement of performance and service conditions. Additionally, the Company granted Mr. Sellitto stock options to acquire 7,000 shares of common stock that vest upon the achievement of service conditions over twelve months. See above for additional disclosure.

There were no other grants of plan-based awards or common stock options, to other named executive officers during the years ended December 31, 2024, and December 31, 2023.

Outstanding Equity Awards to Executive Officers

The following table sets forth information with respect to outstanding equity awards held by our named executive officers as of December 31, 2024.

(a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Plan Awards Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Executive Officer
Rhon Daguro	229,134	77,741	—	3.18	4/10/33
Rhon Daguro	127,157	55,968	—	5.48	6/28/33
Edward Sellitto	22,208	27,792	—	8.87	8/15/33
Edward Sellitto	7,000	—	—	9.25	12/21/33
Erick Soto	8,333	91,667	—	6.94	11/29/34

Option Exercises and Stock Vested Table

There have been no option exercises and restricted stock vesting during the year ended December 31, 2024 by any named executive officers

Certain Relationships and Related Transactions and Director Independence

The Company is listed on the Nasdaq Capital Market and therefore the Company is complying with the Nasdaq Listing standards applicable to director independence. Pursuant to Rule 4200 of The Nasdaq Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company. The Nasdaq rules require companies to maintain a Board a majority of the members of which are independent directors. Additionally, compensation committee members must not have a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

The Company’s board of directors has reviewed the materiality of any relationship that each of the directors has with the Company, either directly or indirectly. Based on this review the board has determined that there are four independent directors, including all the members of the Audit, and Compensation Committee and a majority of the Governance Committees.

Sale of Common Stock

On June 27, 2024, Michael Thompson, a Director of the Company purchased 12,254 shares of the Company’s common stock at an aggregate price of $100,000, as part of the Company’s Registered Direct offering.

Director & Executive Compensation

Mr. Rhoniel A. Daguro, a director of the Company, was hired as Chief Executive Officer of the Company in consideration of an initial annual salary of $400,000. Mr. Daguro will be eligible for an annual target bonus of up to $375,000 based on performance milestones. For the period beginning April 1, 2023 and ending March 31, 2025, a bonus amount of $75,000 shall be payable upon the Company achieving increments of $1,000,000 in total contract value of all customer agreements less claw backs (“Bookings”) up to an aggregate of $5,000,000 in Bookings. Above $5,000,000 a bonus amount of $75,000 shall be payable upon the Company achieving increments of $4,000,000 in total contract bookings up to an aggregate of $17,000,000. Mr. Daguro has earned a bonus of $300,000 in 2024 for non-equity incentive compensation based on Bookings in 2024 and has earned $225,000 in 2023 based on bookings signed in 2023. For subsequent years, Mr. Daguro and the Compensation Committee of the Board will mutually agree as to the performance targets to earn for the annual bonus. Additionally, the Company provided Mr. Daguro with an initial grant of options (“Initial Grant”) to purchase 306,875 shares of common stock for a period of ten years vesting subject to achievement of performance and service conditions, at an exercise price of $3.176 per share. Pursuant to his offer letter the Company granted Mr. Daguro additional options to acquire 183,125 shares of common stock for a period of ten years vesting subject to achievement of performance and service conditions (the “Additional Grant”) at an exercise price of $5.48 per share. The aggregate grant date fair market value of the option grants was $1,185,100.

The Company also entered an Executive Retention Agreement with Mr. Daguro, pursuant to which the Company agreed to provide specified severance and bonus amounts and to accelerate the vesting on his equity awards upon termination upon a change of control or an involuntary termination, as each term is defined in the agreement. In the event of a termination upon a change of control or an involuntary termination, Mr. Daguro is entitled to receive an amount equal to 100% of his base salary, the actual bonus earned but unpaid for the previous year and any bonus that was earned but unpaid prior to the termination date. Further, upon termination upon a change of control or an involuntary termination, the Company will reimburse Mr. Daguro for the cost of continuation of health coverage for Mr. Daguro and his eligible dependents pursuant to COBRA until the earlier of 12 months following the termination date, the date Mr. Daguro and his dependents are eligible for health coverage from a new employer or the date Mr. Daguro and his eligible dependents are no longer eligible for COBRA.

Thomas R. Szoke, a director of the Company agreed to serve as Chief Technology Officer of the Company on April 12, 2023 in consideration of an initial annual salary of $250,000. Mr. Szoke received an initial signing bonus of $20,833 and will be eligible for an annual target bonus of up to $200,000 based on performance milestones. For the period beginning April 1, 2023 and ending March 31, 2025, a bonus amount of $40,000 shall be payable upon the Company achieving increments of $1,000,000 in total contract value of all customer agreements less claw backs (“Bookings”) up to an aggregate of $5,000,000 in Bookings. Above $5,000,000 a bonus amount of $40,000 shall be payable upon the Company achieving increments of $4,000,000 in total contract bookings up to an aggregate of $17,000,000. Mr. Szoke has earned a bonus of $160,000 in 2024 for non-equity incentive compensation based on Bookings in 2024 and has earned $120,000 in 2023 based on bookings signed in 2023. For subsequent years, Mr. Szoke and the Compensation Committee of the Board will mutually agree as to the performance targets to earn for the annual bonus.

The vesting criteria of Mr. Szoke’s Stock Options to acquire 12,500 shares of common stock previously granted to Mr. Szoke on March 14, 2023 (the “Original Grant”) were amended pursuant to an Amended and Restated Stock Non-Statutory Option Agreement providing for vesting subject to achievement of performance and service conditions. All other terms of the Original Grant were not changed. On June 28, 2023, the Company made an additional grant of options to Mr. Szoke to acquire 50,000 shares of common stock at the exercise price of $5.48 per share for a period of ten years vesting subject to achievement of performance and service conditions. The aggregate grant date fair market value of the option grants was $182,000.

The Company also entered an Executive Retention Agreement with Mr. Szoke, pursuant to which the Company agreed to provide specified severance and bonus amounts and to accelerate the vesting on his equity awards upon termination upon a change of control or an involuntary termination, as each term is defined in the agreement. In the event of a termination upon a change of control or an involuntary termination, Mr. Szoke is entitled to receive an amount equal to 100% of his base salary, the actual bonus earned but unpaid for the previous year and any bonus that was earned but unpaid prior to the termination date. Further, upon termination upon a change of control or an involuntary termination, the Company will reimburse Mr. Szoke for the cost of continuation of health coverage for Mr. Szoke and his eligible dependents pursuant to COBRA until the earlier of 12 months following the termination date, the date Mr. Szoke and his dependents are eligible for health coverage from a new employer or the date Mr. Szoke and his eligible dependents are no longer eligible for COBRA.

On March 25, 2024, Mr. Kunal Mehta was appointed as a Director of the Company, upon the standard terms for non-employee Directors. On May 20, 2024, Mr. Mehta was granted an option to purchase 13,282 shares of common stock at an exercise price of $7.78 per share. 12,500 of the shares vest annually in equal amounts over a three-year period commencing in 2025 and 782 shares vested monthly in equal amounts over a three-month period commencing March 2024.

On August 13, 2024, the Company granted 15,627 options each at the exercise price of $8.67 per share to Messrs. Michael Koehneman, Michael Thompson, Ken Jisser, Kunal Mehta and Ms. Jacqueline White, in accordance with the Company’s compensation policy for non-employee directors. Each such option vests over a period of twelve months.

Employment Agreements

Since June 2023, the Company has employed Dale Daguro, the brother of our CEO, Rhon Daguro as a VP Sales. Dale Daguro’s employment is at will and may be terminated at any time, with or without cause. Dale’s compensation is commensurate with other executives employed by the Company at a similar level of seniority and experience. During the year ended December 31, 2024, Dale Daguro earned approximately $255,000 in base salary and sales commission.

Commercial Agreements

On June 6, 2023, the Company entered into a services agreement with The Pipeline Group, Inc. (“TPG”). Ken Jisser, a director of the Company, is the founder and CEO of TPG, a technology-enabled services company that aims to deliver business results for companies looking to build a predictable and profitable pipeline. The agreement provides that TPG will assist in providing outsourced sales including business development resources for outbound calling, provide support for automated dialing technology, classify customer data and other sales related services for an initial term of one year. On October 25, 2023, on December 19, 2023 and on August 26, 2024, the Company entered into amendments to the above services agreement, pursuant to which TPG will provide certain additional services to the Company. In consideration of the services, the Company will pay TPG $70,000 per month during the current term ending in June 2025. During the year ended December 31, 2024 the Company paid TPG a total of $994,000. As of December 31, 2024 the Company had a balance of $70,000 in Accounts Payable related to amounts owed to TPG under the payment terms of this agreement. The foregoing is only a summary of the material terms of the agreements entered with TPG and does not purport to be a complete description of the rights and obligations of the parties thereunder.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

PROPOSAL FOR ELECTION OF TEN DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees are currently serving as directors. All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the ten nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Name	Age	Position
Rhoniel A. Daguro(2)	49	Director and Chief Executive Officer
Stephen J. Garchik	71	Director
Ken Jisser	46	Director
Michael L. Koehneman*(1)(2)(4)	63	Director
Kunal Mehta(3)	55	Director
Ram Menghani	64	Director
Nicholas Shevelyov	52	Director
Michael C. Thompson(2)(3)	63	Director
Shrikrishna Venkataraman	48	Director
Jacqueline L. White*(1)(3)	61	Director

____________

*        denotes Committee Chair

(1)      Audit Committee

(2)      Governance Committee

(3)      Compensation Committee

(4)      Lead Independent Director

Rhoniel A. Daguro

Mr. Daguro joined our company as a director on March 9 2023 and was appointed CEO on March 23, 2023. He has over 20 years of sales, marketing, technology, and venture capital experience. He has built multiple profitable software and professional services firms. Most recently, from 2018 to 2022, he served as the Chief Revenue Officer of Socure Inc. Prior to that, Mr. Daguro held various executive sales positions with Persistent Systems, Hortonworks, and Oracle.

Mr. Daguro has over 20 years of management and sales experience in the technology industry, with particular experience in identity verification and authentication. This experience provides our Board of Directors with a valuable perspective regarding the industry in which the Company operates, management, sales and strategy.

Stephen J. Garchik

Mr. Garchik has been associated with the Company for approximately 10 years as a major investor and supporter and now holder of 10% of the outstanding common stock. Mr. Garchik has since 1997 been President of SJM Partners, a real estate development, design and construction, leasing and management company. SJM Partners owns over 40 retail, commercial and residential properties. Mr. Garchik serves on the board of several non-profit institutions. He holds a Bachelor of Science and M.B.A. degree from the Wharton School at the University of Pennsylvania.

Mr. Garchik has over 40 years of management and business experience. This experience as well as a broad range of business connections provides our Board of Directors with a valuable perspective regarding business management, operations and strategy.

Ken Jisser

Mr. Jisser joined authID on March 9, 2023. He is the Founder & CEO of The Pipeline Group, Inc., a technology-enabled services company that aims to deliver business results for companies looking to build predictable and profitable pipeline. Mr. Jisser founded the company in his garage in 2017, and it reached #415 among the fastest growing private companies in America, according to Inc. Magazine rankings published in 2021. Prior to that, Mr. Jisser served as GTM Advisor at Druva Inc., where he rebuilt the global inside sales team.

Mr. Jisser has over 20 years of management, entrepreneurial and sales experience in the technology industry. This experience provides our Board of Directors with a valuable perspective regarding management, operations, sales and strategy.

Michael L. Koehneman

Mr. Koehneman joined our company as a Director on June 9, 2021. Mr. Koehneman previously held various positions at Pricewaterhouse Coopers, a global accounting firm, through 2020, including the Global Advisory Chief Operating Officer and Human Capital Leader from 2016 through 2019, the U.S. Advisory Operations Leader from 2005 through 2016 responsible for the oversight of Advisory services for PwC, including business unit performance, finance, investments, human resources, acquisitions, and administration, and the Lead Engagement Partner for Financial Statement Audits and Internal Control and Security Reviews from 1993 through 2004 for several public and private company audits. Since 2020 he has also served as a director and member of the Audit Committee of Aspen Group, Inc.

Mr. Koehneman brings over 30 years’ experience working as a CPA and consultant to public and private companies. This accounting and financial expertise provides our Board of Directors with valuable insight regarding audit and financial matters, as well as corporate governance and management.

Kunal Mehta

Mr. Mehta has over 25 years of experience building value-creation programs for private equity firms and industry experience scaling global revenue operations, marketing, and sales programs for several of the biggest names in the technology space. Since 2022, he is an Expert Partner at Boston, Massachusetts-based Bain & Company, working with a number of Private Equity firms to accelerate Go To Market (GTM) value creation. Between Sept 2019 and March 2022, he built the Go To Market (GTM) Center of Excellence at Menlo Park, CA-based Technology Crossover Ventures (TCV). In these roles, he developed the GTM strategy that led to more efficient account targeting, demand generation, sales process, faster speed-to-market, significantly higher NPS scores, and the development of a podcast with some of the best operators in the software industry. From September 2018 to March 2019, Mr. Mehta worked at Druva, a private equity backed portfolio company as VP of Sales Strategy and Operations. Mr. Mehta was originally recruited from a Vista Equity company Infoblox (August 2016 to September 2018), where he led the implementation of several Vista operating processes, including interlocking with key Vista Execs and board members. Previously, as Director, Global Sales Enablement for VMware End-User Computing, Mr. Mehta implemented the business unit’s enablement platform from the ground up to a model program replicated across other VMware businesses. Earlier, as Director, Global Enablement for data integrity software company Informatica, Mr. Mehta turned around an inefficient sales accreditation process and developed scalable enablement programs and tools to address skills gaps and eliminate sales tool redundancies. Mr. Mehta began his management career at Hewlett-Packard, progressing through a series of solutions, marketing, and enablement roles with increasing responsibility. He created the first effective enablement model to support programs delivered to sales, presales, and partners and transformed the training content to focus on consultative sales over product functionality. Mr. Mehta earned his MBA in Management of Information Systems, BA in Economics from The George Washington University in Washington, DC, and MHS in Health Finance & Management from Johns Hopkins.

Mr. Mehta brings over 25 years’ experience serving as an advisor and executive officer in the software industry focusing on sales in addition to experience in the private equity industry. This experience, provides our Board of Directors with important insight regarding the sales and operational matters.

Ram Menghani

Mr. Menghani has been President of NEC Enterprise Communication Technologies, Inc. since 2020, having joined NEC Corporation of America in 2001, serving in various roles in product management and development. He has over 30 years of global leadership experience in unified communications, product innovation, and digital transformation.

Mr. Menghani’s track record includes forging partnerships with major tech players like Microsoft and Oracle, modernizing legacy systems into cloud-based models, and guiding startups to successful exits. With deep expertise in product strategy, global markets, and digital innovation, Mr. Menghani brings invaluable insight, transformative leadership, and a strong network to our Board of Directors

Nicholas Shevelyov

Mr. Shevelyov is a cybersecurity executive with 30 years of experience who served as Chief Security and Privacy Officer and later as Chief Information Officer at Silicon Valley Bank from 2007 to 2021. He led key initiatives in cybersecurity strategy, cloud transformation, and modern software delivery there. Nick Shevelyov was an early design partner to industry leaders like Palo Alto Networks, Zscaler, and FireEye. In 2021, he published “Cyber War…and Peace” and founded and serves as CEO of vCSO.ai, a cybersecurity advisory firm supporting organizations such as Group 42, the Audubon Society, and multiple cybersecurity product companies. Nick also serves on the Bay Area CSO Council and Cofense boards. Mr. Shevelyov has a Bachelor’s degree in Economics from San Francisco State University and an MBA from University of San Fransico School of Management.

Mr. Shevelyov’s experience and expertise will provide our Board of Directors with invaluable insight and experience in relation to its core business and connections in the cybersecurity industry.

Michael C. Thompson

Mr. Thompson joined the Company as a Director on March 9, 2023. He has over 38 years of domestic and international experience in publicly traded and private equity backed consumer and commercial businesses. Since 2022, Mr. Thompson has been a partner at Hemingway Capital, an operationally focused private equity firm. Previously, he served as Chief Executive Officer for companies in the bedding (Corsicana Mattress from 2018 to 2022), polyurethane foam and pet products industries and was an operating executive for two leading middle-market private equity firms. Mr. Thompson has also held executive positions with Rubbermaid Commercial Products, Merillat Industries, a division of Masco Corporation, and Black+Decker, and began his career with Sunbeam Appliance Company.

Mr. Thompson brings over 30 years’ experience serving as an executive officer in the products industry in addition to experience in the private equity industry. This experience, provides our Board of Directors with important insight regarding the capital markets and the Company’s fund raising needs, as well as operational matters.

Shrikrishna Venkataraman

Krish Venkataraman is a seasoned technology and Wall Street executive with a strong track record of leading IPOs, strategic sales, and large-scale corporate transformations. Krish represents a new generation of multi-disciplinary executives, having served in roles including President, CFO, COO, CAO, and public/private board member. Beyond traditional finance responsibilities — treasury, controllership, M&A, and investor relations — he has led sales, HR, IT, legal, and operations teams with a strong focus on IT and cybersecurity governance. Mr. Venkataraman served as President of Daitaku a leading AI firm, from 2023 to April 2025. Prior to that from 2022 to 2023 he was the Chief Financial Officer of Socure Inc. Mr. Venkataraman served as Co-President and Chief Financial Officer of KnowBe4

Inc (Formerly Nasdaq: KNBE) a global security platform offering human risk management, from 2018 to 2022 and for a subsequent year as a Board member. Earlier in his career, he held leadership roles at Dealogic Lehman Brothers, NYSE Euronext, American Express, and Deloitte Consulting. Krish holds a B.S. from Carnegie Mellon University and an MBA from Cornell University’s Johnson Graduate School of Management.

Mr. Venkataraman’s experience in cybersecurity and multi-disciplinary expertise in IPO readiness, enterprise function build-outs, and executing complex acquisitions and divestitures will bring a significant contribution to the Board of Directors.

Jacqueline L. White

Ms. White joined our company as a Director on June 9, 2021. Ms. White has been a leader in enterprise technology software and IT consulting for the past 25 years. Ms. White has held global positions at SAP, Oracle, and Accenture, always leading diverse, high performing organizations around the world. After leading the Banking & Capital Markets line of business of DXC Technology Co. (NYSE: DXC) as Senior Vice President and Practice Lead from September 2019 to January 2021, Ms. White joined in January 2021 the Executive Management Team of Temenos AG (Six: TEMN), a company specializing in enterprise software for banks and financial services, as the President of the Americas Region. From January 2018 through September 2019, Ms. White served as the Chief Revenue Officer of Saltstack, a VM Ware Company, and from January 2015 through January 2018 as Global Senior Vice President Global FSI Consulting for SAP (NYSE: SAP). Prior to joining SAP, Ms. White held various positions with Accenture Services Pvt. Ltd., Oracle, BearingPoint and Novell. Ms. White was named by Utah Business Magazine as “Top Executives to Watch” in July 2020. Ms. White received a BA in Comparative Literature from Brigham Young University and a Leadership Certificate from Boston University.

Ms. White brings over 20 years of experience as a business leader in technology companies and international businesses. This experience, provides our Board of Directors with a valuable perspective regarding corporate management, technology operations and strategy.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The aggregate fees incurred for each of the last two years for professional services rendered by Cherry Bekaert LLP, the independent registered public accounting firm (PCAOB ID 00677) or the audit of the Company’s annual financial statements included in the Company’s Form 10-K and review of financial statements for its quarterly reports (Form 10-Q) are reported below.

The total fees billed by Cherry Bekaert, LLP in 2024 aggregated $202,682 which includes fees for the audit of financial statements and review of the quarterly financial statements for 2024. Additionally, the Company paid Cherry Bekaert, LLP $28,455 for services associated with the filing of the Company’s S-3 and Prospectus Supplements.

The total fees billed by Cherry Bekaert, LLP in 2023 aggregated $243,164 which includes fees for the audit of financial statements and review of the quarterly financial statements for 2023. Additionally, the Company paid Cherry Bekaert, LLP $33,164 for services associated with the filing of the Company’s S-1 and Prospectus Supplements.

The Audit Committee by its Charter pre-approves all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor. The Audit Committee approved the services rendered for the audit of the financial statements for the year ended December 31, 2024 and December 31, 2023 in addition to the services rendered for the filing of the quarterly financial statements on Form 10-Q in 2024 and 2023.

	Audit	Taxes	Filings	Accounting	$’s in 000’s Total
2024	$174.2	$—	$28.4	$—	$202.6
2023	$210.0	$—	$33.2	$—	$243.2

The current policy of the directors, acting via the Audit Committee, is to approve the appointment of the principal auditing firm and any permissible audit-related services. The audit and audit related fees include fees for the annual audit of the financial statements and review of financial statements included in 10K and Q filings.

Required Vote

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy and cast for this specific item.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF CHERRY BEKAERT LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2025.

PROPOSAL NO. 3

APPROVAL OF THE AUTHORIZATION OF AN ADDITIONAL 295,000 SHARES OF
COMMON STOCK FOR ISSUANCE UNDER THE AUTHID INC. 2024 EQUITY INCENTIVE PLAN

At the Annual Meeting, the Company’s stockholders are being asked to approve an increase in the number of shares of common stock authorized for issuance under the 2024 Equity Incentive Plan (the “2024 Incentive Plan”) to authorize an additional 295,000 shares of common stock for issuance thereunder. The following is a summary of principal features of the 2024 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2024 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company’s Secretary at the Company’s principal offices.

General

The 2024 Incentive Plan was adopted by the Board of Directors and approved by the stockholders. The Board of Directors had originally reserved 395,000 shares of common stock for issuance under the 2024 Incentive Plan, as well as the approximately 40,000 remaining shares which were allocated to the 2021 Incentive Stock Plan, which were not subject to any Awards. In addition, any shares subject to Awards granted under the 2024 Incentive Plan or other compensation plans, or outside of any compensation plan, which are cancelled, forfeited or lapse, shall become available for issuance under the 2024 Incentive Plan. Under the 2024 Incentive Plan, options may be granted which are intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the “Code”) or which are not (“Non-ISOs”) intended to qualify as Incentive Stock Options thereunder. Other types of equity awards may also be granted under the Plan including but not limited to restricted stock, restricted stock units, and stock appreciation rights, which together with the ISO’s and Non-ISO’s are hereinafter collectively referred to as “Awards”.

The 2024 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

Purpose

The primary purpose of the 2024 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company’s business and to facilitate the ownership of the Company’s stock by employees. Since the launch of the 2024 Incentive Plan the Company has issued Non-ISO’s under the 2024 Plan as well as Awards outside of the 2024 Plan as incentive grants to new employees pursuant to Nasdaq Rule 5635(c)(4) and following recent terminations and hires of employees and Advisory Board members there are approximately 295,000 shares outstanding under Awards granted under the 2024 Incentive Plan. Following the Company’s management reorganization in the first quarter of 2023 and the increase in business that the Company has since secured and is seeking, the Company will need to hire additional personnel and to retain and incentivize existing personnel in order to support and grow business. Accordingly, on April 23, 2025 the Board, resolved, subject to ratification by the stockholders, (1) to increase the number of Common Shares reserved for issuance under the 2024 Incentive Plan by 295,000 shares. If the increase is adopted there will be a total of 606,976 shares reserved for issuance under the 2024 Incentive Plan.

In the event that the proposed increase in the shares authorized for issuance under 2024 Incentive Plan is not approved by the Company, the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants. At present, our Board of Directors has no immediate plans, arrangements or understandings to issue awards under the 2024 Incentive Plan, except for the options to be granted under the compensation plans for the non-employee directors, referenced above. The Board is not proposing any other amendment to the 2024 Incentive Plan at this time and the remaining provisions of the 2024 Incentive Plan shall remain in full force and effect, as previously adopted.

Administration

The 2024 Incentive Plan is administered by the Board or by a committee of the Board that may be designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All questions of interpretation of the 2024 Incentive Plan are determined by the Board or such Committee, and its decisions are final and binding upon all participants.

Eligibility

Under the 2024 Incentive Plan, equity grants may be granted to employees, officers, directors or consultants of the Company, as provided in the 2024 Incentive Plan. As of April 30 2025, approximately 47 employees of the Company and its subsidiaries (including four executive officers), five non-employee board members and 5 consultants are eligible to participate in the 2024 Incentive Plan.

Terms of Awards

The terms of Awards granted under the Plan shall be contained in an agreement between the participant and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan. The terms of Awards may or not require a performance condition in order to vest the equity comprised in the relevant Award. The terms of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a)     PURCHASE PRICE.    The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2024 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 100% of the fair market value of such Common Shares at the time such Option is granted.

(b)    VESTING.    The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Committee, in its discretion, at the time such Option is granted.

(c)     EXPIRATION.    The expiration of each Option shall be fixed by the Committee, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Committee at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the “Grant Date”). Each Option shall be subject to earlier termination as expressly provided in the 2024 Incentive Plan or as determined by the Committee, in its discretion, at the time such Option is granted.

(d)    TRANSFERABILITY.    No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e)     OPTION ADJUSTMENTS.    The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2024 Incentive Plan, or by resolution of the Directors, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f)     TERMINATION, MODIFICATION AND AMENDMENT.    The 2024 Incentive Plan (but not Awards previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Award shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The common stock acquired under the 2024 Incentive Plan may be reoffered or resold only pursuant to an effective registration statement, which the Company intends to amend assuming this proposal is approved by the shareholders, or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Required Vote

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and cast on this proposal is required for the approval of the 2024 Incentive Plan.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AUTHORIZATION OF AN ADDITIONAL 295,000 SHARES OF COMMON STOCK FOR ISSUANCE UNDER THE AUTHID INC. 2024 EQUITY INCENTIVE PLAN.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of authID’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 may be obtained without charge by writing to the Chief Financial Officer, authID Inc., 1580 North Logan Street, Suite 660, Unit 51767, Denver, CO 80203. authID’s Annual Report on Form 10-K can also be found on authID’s website: investors.authid.ai.

Stockholders Proposals for the 2026 Annual Meeting.

Stockholder proposals intended to be presented at the Company’s 2026 Annual Meeting must be received by the Company no later than February 26, 2026 (pursuant to Rule 14a-8 of the Exchange Act, 120 days before the anniversary of the prior year’s mailing date) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. However, if the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2026 Annual Meeting of Stockholders. We will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Proposals should be addressed to authID Inc., Attn. Corporate Secretary, 1580 North Logan Street, Suite 660, Unit 51767, Denver, CO 80203.

Under Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2026 Annual Meeting of Stockholders that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on the matter, unless we are notified of the proposal on or before May 12, 2026 (pursuant to Rule 14a-4 of the Exchange Act, 45 days before the anniversary of the prior year’s mailing date) and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). However, if the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2026 Annual Meeting of Stockholders. We will disclose the new deadline by which stockholders’ proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. If we first receive notice of the matter after May 12, 2026, and the matter nonetheless is permitted to be presented at the 2026 Annual Meeting of Stockholders, our Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements. Accordingly, with respect to the Company’s 2026 annual meeting of stockholders, notice must be provided to authID Inc., Attn. Corporate Secretary, 1580 North Logan Street, Suite 660, Unit 51767, Denver, CO 80203 no later than May 12, 2026. If a stockholder fails to provide timely notice of a proposal to be presented at the 2025 annual meeting, the chair of the meeting will declare it out of order and disregard any such matter.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,
/s/ Rhoniel A. Daguro
Rhoniel A. Daguro
Chief Executive Officer

EXHIBIT A — FORM OF PROXY CARD

ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000001 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by Thursday, June 26, 2025,10:05 a.m. EDT. Online Go to www.investorvote.com/AUID or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/AUID Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. authID Inc. Annual Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of Directors: For Withhold 01 - Rhoniel A. Daguro 04 - Michael L. Koehneman 07 - Nicholas Shevelyov 10 - Jacqueline L. White 02 - Stephen J. Garchik 05 - Kunal Mehta 08 - Michael C. Thompson For Withhold 03 - Ken Jisser 06 - Ram Menghani 09 - Shrikrishna Venkataraman Withhold For 2. To ratify the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025 For Against Abstain 3. To approve and ratify the authorization of an additional 295,000 shares of common stock for issuance under the 2024 Equity Incentive Plan. For Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UPX 652780 045N7B

Annual Meeting of authID Inc. Stockholders Thursday, June 26, 2025 10:00 a.m. EDT The Annual Meeting of Stockholders of authID Inc. will be held virtually on the Zoom Events platform,on June 26, 2025, at 10:00 a.m. Eastern Time.You will need to register in advance to attend the meeting with a validated email address or your Zoom account.To register, go to: https://bit.ly/4iWtsCw. Or Scan this QR Code with your mobile phone: Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.investorvote.com/AUID Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/AUID IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. authID Inc. Notice of the Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 26, 2025 Ed Sellitto, CFO, and Graham N. Arad, General Counsel, each with the power of substitution, are hereby authorized to represent and vote the shares of theundersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of authID Inc. to be held onJune 26, 2025 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below.